UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

GCP APPLIED TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

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The following letter was distributed to certain stockholders of GCP Applied Technologies Inc. on May 20, 2020.

gcp
applied technologies

Dear Fellow Shareholders:

GCP's highly qualified, independent Board has demonstrated its commitment to significant Board refreshment and ability to deliver performance improvement. We are confident that our refreshed Board has helped drive significantly improved performance, most recently demonstrated by our best first quarter earnings results since 2016. This stability, continuity and sure-footed execution have only become more critical to the business in light of the volatility and uncertainty caused by the COVID-19 pandemic, and the Board is working with urgency to take prudent steps to protect the business.

We encourage you to protect the value of your investment in GCP and vote "FOR" ALL 10 of the Company's director candidates listed on the BLUE proxy card. A vote on the BLUE proxy card is a vote FOR:

Right Skills and Experience

- ✓ Financial/ Accounting
- ✓ Industry Experience
- ✓ Innovation and Technology
- ✓ Mergers & Acquisitions
- ✓ Operational Leadership of a Global Business
- ✓ Public Company Board Experience
- ✓ Public Company Leadership Experience
- ✓ Risk Assessment / Management
- ✓ Strategic Planning / Business Development

Strong Commitment to Refreshment

- Elizabeth Mora appointed independent Chairman in 2019
- **5 of 9** current directors joined in **past 3 years**
- If GCP nominees elected, **6 of 10** will have joined within **past 3 years**[1]

Refreshed, Experienced, Independent Slate of Directors

Elizabeth Mora (C)
Independent Director since 2016
Chief Administrative Officer, Charles Stark Draper Laboratory

Randall S. Dearth
Director since 2019
President & CEO, GCP Applied Technologies

Gerald G. Colella
Independent Director since 2017
Former President & CEO, MKS Instruments

Janice K. Henry
Independent Director since 2016
Former CFO, Martin Marietta Materials

Clay H. Kiefaber
Independent Director since 2019
President & CEO, ESAB

James F. Kirsch
Independent Director since 2018
Former Chairman, President & CEO, Ferro

Phillip J. Mason
Independent Director since 2016
Former President (EMEA), Ecolab

Danny R. Shepherd
Independent Director since 2016
Former Vice Chairman, Vulcan Materials

Armand F. Lauzon
Independent Director Nominee in 2020
Former President & CEO, C&D Technologies

John R. McPherson
Independent Director Nominee in 2020
Former Senior Partner, McKinsey

1 Marran Ogilvie, who joined the Board last year pursuant to an agreement with Starboard, is not being re-nominated by the Company.

GCP Urges Shareholders to Vote "FOR" ALL Its Director Nominees on BLUE Proxy Card

Starboard’s Unreasonable Demands GCP’s Board is focused on shareholders’ best interests, which is why we have attempted numerous times to settle this proxy contest, including an enhanced proposal to Starboard just several days ago. We strongly believe replacing a supermajority of the Board would be highly disruptive and place at risk the Company’s demonstrated business progress and momentum. We believe Starboard’s continued unwillingness to consider reasonable proposals for a consensual resolution on Board representation underscores Starboard’s self-serving agenda at GCP. We also believe independent shareholders should be concerned with allowing Starboard and 40 North to take creeping control of the Company. Vote “FOR” All Of GCP’s Nominees on the BLUE Proxy Card Today We are confident that the GCP Board and our 2020 nominees possess the expertise, operational and industry experience, knowledge, and skills to support the continued execution of GCP’s strategy. We strongly urge shareholders to vote the BLUE proxy card or voting instruction form and support ALL 10 of GCP’s refreshed, highly qualified, independent slate of director nominees.    Sincerely, Elizabeth Mora Independent Chairman of the Board of Directors Randall S. Dearth President and Chief Executive Officer Advisors Evercore is serving as GCP’s financial advisor and Wachtell, Lipton, Rosen & Katz is serving as GCP’s legal advisor. About GCP Applied Technologies GCP is a leading global provider of construction products technologies that include additives for cement and concrete, the VERIFI® in-transit concrete management system, high-performance waterproofing products, and specialty systems. GCP products have been used to build some of the world’s most renowned structures. More information is available at www.gcpat.com. Investors: GCP investors@gcpat.com D.F. King & Co., Inc. Tom Germinario +1 212.493.6922 Geoffrey Weinberg +1.212.493.6969 Joele Frank, Wilkinson Brimmer Katcher Nick Lamplough / Andrew Squire 212-355-4449 Additional Information GCP has filed a definitive proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders. GCP STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD, AS THEY CONTAIN OR WILL CONTAIN (IN THE CASE OF AMENDMENTS OR SUPPLEMENTS) IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement (and any amendments or supplements thereto) and other documents filed by GCP with the SEC without charge from the SEC’s website at www.sec.gov. Certain Information Regarding Participants GCP, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from GCP’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of GCP’s directors and executive officers in GCP stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement (and any amendments and supplements thereto) filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Cautionary Statements Regarding Forward-Looking Information This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events, which are subject to certain risks, uncertainties, and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; strategic alternatives; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, we are subject to risks and uncertainties that could cause our actual results to differ materially from our projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events, natural disasters and the COVID-19 pandemic. These and other factors are identified and described in more detail in GCP’s Annual Report on Form 10-K, which has been filed with the U.S. Securities and Exchange Commission and is available online at www.sec.gov, and subsequent quarterly reports. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. GCP undertakes no obligation to publicly release any revision to its projections and other forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.